Exhibit 99.2

ELECTRA AI and Iron Horse Acquisition II Corp. Release Additional Investor Materials

~ Files Investor Presentation Ahead of S-4 Filing ~

~ S-4 Expected to be on File by Week’s End, Reflecting Significant Progress Since Announced Business Combination ~

BOSTON AND BOCA RATON — May 11, 2026 — ELECTRA AI. (“ELECTRA”), the AI “Brain for Batteries”™, and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (“Iron Horse”) today announced the filing of an updated investor presentation in connection with their previously announced definitive Business Combination Agreement (the “BCA”). Upon closing, the combined company is expected to operate as ELECTRA AI and remain listed on Nasdaq under ticker symbol “AIBR”, becoming the world’s first publicly traded pure-play AI Battery Intelligence company.

The updated investor presentation has been filed with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K and is available on the SEC’s website at www.sec.gov.

Transaction Overview

As previously announced on April 21, 2026, ELECTRA and Iron Horse entered into a definitive Business Combination Agreement valued at $250 million+, including earn-out targets. The respective boards of directors of both Electra and Iron Horse have unanimously approved the transaction, which is expected to close in the second half of 2026, subject to approval by Iron Horse’s stockholders, registration with the SEC, and other customary closing conditions.

Cantor Fitzgerald acted as underwriter to Iron Horse in connection with its initial public offering, and Loeb & Loeb LLP is serving as Iron Horse’s legal counsel. Park Avenue Capital Group Corp. and Roth Capital Partners serve as financial advisors to Electra, with Latham & Watkins LLP as Electra’s legal counsel.

About ELECTRA AI

ELECTRA AI is the leading AI-driven cleantech and B2B software company, accelerating the world’s transition to electrification by unlocking the full potential of battery technology. ELECTRA AI builds the AI Brain for Batteries™ — a unified intelligence layer that enables battery systems to be monitored, optimized, and controlled across their full lifecycle. By combining Agentic AI, Physical AI, Physics-informed Battery Modeling with Large Quantitative Models (LQMs), ELECTRA AI transforms batteries from passive hardware into intelligent, adaptive, and increasingly autonomous assets.

ELECTRA AI powers battery intelligence across every major battery-powered sector, including Energy Infrastructure (BESS for grid, renewables, and data centers), autonomous systems (robotics, humanoid, space assets), and e-mobility, helping make electrification safer, more resilient, and more economically productive. ELECTRA AI was co-founded in 2015 by Fabrizio Martini, inspired by work conducted as a Principal Investigator on NASA projects.

About Iron Horse Acquisition II Corp.

Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (www.ironhorseacquisition.com) is a special purpose acquisition company co-founded by CEO and Chairman Jose Antonio Bengochea and CFO Bill Caragol. Iron Horse completed its initial public offering in December 2025, raising gross proceeds of approximately $230 million. Iron Horse was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a particular focus on companies in the AI, media, and technology sectors.

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding the anticipated timing of closing, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; (ii) the outcome of any legal proceedings that may be instituted against Iron Horse, Electra, the combined company, or others following the announcement of the transaction; (iii) the inability to complete the transaction due to the failure to obtain approval of the stockholders of Iron Horse or to satisfy other conditions to closing; (iv) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transaction; (v) the ability to meet Nasdaq’s continued listing standards following the consummation of the transaction; (vi) the risk that the transaction disrupts current plans and operations of Electra as a result of the announcement and consummation of the transaction; (vii) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (viii) costs related to the transaction; (ix) changes in applicable laws or regulations; and (x) the possibility that Electra or the combined company may be adversely affected by other economic, business, and/or competitive factors. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra intend to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, THE UPDATED INVESTOR PRESENTATION, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be contained in the Registration Statement when available.

Media Contacts

ELECTRA

www.electrabrain.ai

Giovanni Rossi – grossi@electravehicles.com

IRON HORSE

www.ironhorseacquisition.com

Bill Caragol – bill@ironhorseacquisition.com

Source: IRON HORSE & ELECTRA AI

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